UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 28, 2010
Date of Report (Date of earliest event reported)
Avanyx Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware		27-0801073

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

12 Appleton Circle, Newton, MA	02459

(Address of principal executive offices)	(Zip Code)
617-614-7943
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

4.01 Changes in Registrant's Certifying Accountant
Signatures
EXHIBIT INDEX
EX-16.1 Letter regarding change of certifying accountant

Item 4.01  Changes in Registrant's Certifying Accountant

(i) On July 21, 2010, Avanyx Therapeutics, Inc. (the “Company”) was notified that effective July 20, 2010, McGladrey & Pullen, LLP (“McGladrey”) acquired certain assets of Caturano and Company, Inc. (formerly Caturano and Company, P.C.), the Company’s independent registered public accounting firm (“Caturano”), and substantially all of the officers and employees of Caturano joined McGladrey. As a result, on October 26, 2010, Caturano resigned as the independent registered public accounting firm for the Company and, concurrent with such resignation, McGladrey & Pullen LLP was appointed by the Company as its new independent registered public accounting firm by the Company’s Board of Directors. The Board of Directors does not currently have a separate Audit Committee.

(ii) The audit report of Caturano on the financial statements of the Company for the period ending December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified to the uncertainty, audit scope or accounting principles, except that it did contain an explanatory paragraph disclosing the uncertainty regarding the ability of the Company to continue as a going concern.

(iii) During the most recent fiscal period ended December 31, 2009 and through October 26, 2010 there were: (1) no disagreements between the Company and Caturano on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Caturano would have caused them to make reference thereto in their reports on the Company’s financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

(iv) During the Company’s most recent fiscal period ended December 31, 2009 and through October 26, 2010, the Company did not consult with McGladrey & Pullen, LLP on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on the Company’s financial statements, and McGladrey & Pullen, LLP did not provide either a written report or oral advice to the Company that McGladrey & Pullen, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(v) The Company has provided Caturano a copy of the disclosures in this Form 8-K and has requested that Caturano furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Item 4.01(a). A copy of the letter dated October 28, 2010 is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

                See the Exhibit Index attached hereto.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avanyx Therapeutics, Inc.
Date: October 28, 2010	By:	/s/ David Platt
David Platt
Chairman

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

EX-16.1	Letter regarding change of certifying accountant